UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 22, 2006
                                                _____________________________



                         ESB Financial Corporation
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)




Pennsylvania                           0-19345                 25-1659846
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)




600 Lawrence Avenue, Ellwood City, Pennsylvania                      16117
_____________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (724) 758-5584
                                                   __________________________



                               Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01   Other Events
            ____________

     On March 22, 2006, ESB Financial Corporation issued the press releases included as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits
            _________________________________

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  The following exhibits are included with this Report:

       Exhibit No.         Description
       ___________         ___________

       99                  Press Release, dated March 22, 2006


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ESB FINANCIAL CORPORATION


                             By: /s/ Charlotte A. Zuschlag
                                 ______________________________________________
                                 Name:  Charlotte A. Zuschlag
                                 Title: President and Chief Executive Officer



Date:  March 22, 2006